AGREEMENT FOR ASSUMPTION OF INDEBTEDNESS

Loan No. 5348844004

December 16, 2004

WHEREAS, the Small Business Administration, an agency and instrumentality of the United States of America (hereinafter called "Lender"), is the owner and holder of certain instruments executed by Showtime Enterprises, Inc. (hereinafter designated "Transferor"), being:

        PROMISSORY NOTE                 SECURITY INSTRUMENT
        ---------------                 -------------------

Date: April 23, 2002                    Security Agreement dated April 23, 2002,
                                        granting a security interest in accounts
Amount: $861,900.00                     receivable, inventory, machinery and
                                        equipment.

Current Amount:$579,141.32, plus accrued interest through March 15, 2005 of $2,792.50
(plus per diem interest thereafter of $63.47/day

WHEREAS, Sparks Exhibits & Environments Corp (hereinafter designated as "Transferee"), has acquired the property covered by the above-described Security Instrument, said conveyance being subject to the lien created in said instrument;

NOW, THEREFORE, in consideration of the conveyance of said property to the Transferee and the consent of Lender to the conveyance, it is hereby agreed as follows:

1. Transferee hereby assumes payment of the unpaid balance of the unsecured Promissory Note and indebtedness;

2. Transferee agrees that payment of the indebtedness shall be in accordance with the terms and conditions of the unsecured Promissory Note evidencing the indebtedness, and the Transferee hereby assumes liability for, agrees to comply with, to be bound by, and to perform all covenants and conditions contained in, the unsecured Promissory Note as if the Transferee had executed such instruments as of the dates thereof as the principal obligor, except to the extent that such instrument(s) evidencing indebtedness, are superseded by instruments executed by the Transferee simultaneously with or subsequent to the date of the execution of this agreement. The Security Instrument is not being assumed by Transferee and is no longer in effect. Transferee's obligations under the unsecured Promissory Note will be guaranteed by Marlton Technologies, Inc.

3. The Lender hereby consents to conveyance of the above-mentioned unsecured Promissory Note from the Transferor to the Transferee.

IT IS AGREED AND UNDERSTOOD that assumption of this indebtedness by the Transferee does fully and forever release and discharge the Transferor and the original Guarantors, David S. Sudjian, Theresa A. Sudjian, Harold A. Jensen and Carolyn G. Jensen (collectively the "Original Guarantors"), of and from any and all liabilities of any kind or nature to the Lender, including, without limitation, payment of the outstanding indebtedness owing to the Lender, and, immediately after assumption thereof by the Transferee, the Lender shall execute and deliver to the Original Guarantors (i) all guarantees previously executed by the Original Guarantors in favor of the Lender, marked "satisfied" and (ii) appropriate mortgage satisfaction pieces, in recordable form, releasing al collateral mortgages recorded by the lender against the Original Guarantors' residences.

Showtime Enterprises, Inc.               Sparks Exhibits & Environments Corp.

By:                                      By:
   ---------------------------              ----------------------
   David S. Sudjian, President              Scott Tarte, President


Attest:                                  Attest:
       --------------------------               -----------------------------
       Harold A. Jensen, Secretary              Robert B. Ginsburg, Secretary


     Administration

U.S. Small Business

By:
   -----------------------------------
   J. Martin Orr, Assistant Director
   Commercial Loan Servicing Center-LR

State of
County of __

BEFORE ME, the undersigned authority, on this day personally appeared ____________________ known to me to be the person(s) and officer(s) whose name(s) is/are subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ____________, a corporation, and that ______________, executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ___day of ______, 2004.

My Commission Expires:
                                                --------------------------------
                                                Notary Public

State of
County of __


BEFORE ME, the undersigned authority, on this day personally appeared ___________ known to me to be the person(s) and officer(s) whose name(s) is/are subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ____________, a corporation, and that ______________, executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ___day of ______, 2004.

My Commission Expires:
                                                --------------------------------
                                                Notary Public

STATE OF ARKANSAS       )
COUNTY OF PULASKI       )


BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared J. Martin Orr, Assistant Director, Commercial Loan Servicing Center, of the Small Business Administration, and the person whose name is subscribed to the foregoing instrument, and he acknowledged to me that the same was the act of the Small Business Administration and that he executed the same as the free act and deed of the Small Business Administration for the purposes and consideration therein expressed and in the capacity therein stated.

[GRAPHIC OMITTED]                               /s/
                                                --------------------------------
                                                Notary Public

GIVEN UNDER MY HAND and seal of office this December 16, 2004.